UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value Common Stock Purchase Rights	BRN N/A	NYSE American NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2025, Ned L. Sherwood, MRMP-Managers LLC, and Ned L. Sherwood Revocable Trust (collectively, the “Sherwood Group”) began soliciting written consents (the “Consent Solicitation”) from holders of shares of common stock, $0.50 par value per share (the “Common Stock”) of Barnwell Industries, Inc. (“Barnwell” or the “Company”) to stockholder resolutions to effect the following proposals: (i) to repeal any amendment to the Company’s bylaws that is made by the Board of Directors (the “Board”) of Barnwell which becomes effective on or after February 4, 2025 and prior to such proposal becoming effective (“Proposal 1”), (ii) to remove all of the then-current members of the Board (Kenneth S. Grossman, Joshua S. Horowitz, Alexander C. Kinzler, and Douglas. N. Woodrum) (“Proposal 2”), and (iii) to elect a new slate of Board members consisting of James C. Cornell, Heather Isidoro, Stuart I. Oran, Ned L. Sherwood and Gregory W. Sullivan (collectively, the “Sherwood Group Nominees”) (“Proposal 3”).

For each of the three proposals to be approved and be effective, the approval by written consent of the holders of a majority of the voting power of the issued and outstanding Common Stock on March 14, 2025 was required to be delivered to the Company as of the close of business on May 13, 2025.

As discussed in Item 5.07 below, the requisite written consents were received with respect to Proposal 1, and with respect to Proposals 2 and 3, the requisite written consents were received to remove Mr. Kinzler and Mr. Woodrum from the Board and to elect Ms. Isidoro to the Board.

On May 16, 2025, following the certification by the independent inspector of elections of the Consent Solicitation results, Ms. Isidoro was elected to the Board. Ms. Isidoro has 25 years of experience in the energy industry, the last 20 focused on business development. She brings a broad range of energy industry experience, specializing in acquisitions and divestitures, reserves valuations, and financial modelling. Ms. Isidoro is an independent director and Chair of the Reserves and ESG committee of Helium Evolution, President of the Petroleum Acquisitions and Divestitures Association, and a Trustee of the University of Saskatchewan Engineering Advancement Trust. She has a B.Sc. in Geological Engineering from the University of Saskatchewan and an MBA from Athabasca University. In addition, Ms. Isidoro has completed the Not-For-Profit Board Governance Essentials program from The Institute of Corporate Directors and the Rotman School of Management. Presently and since 2002 (including the last five years), Ms. Isidoro currently owns her own consulting company, Square 1 Advisory Inc.

As the date of this report, the Board has not yet determined on which committees of the Board Ms. Isidoro will serve.

For the remainder of the Company’s current fiscal year, Ms. Isidoro will receive a pro rata share of the annual cash retainer currently paid to non-employee directors of Barnwell. As of the date of this report, there are no other current agreements, arrangements or understandings with respect to Ms. Isidor receiving compensation as a director of the Company.

There are no transactions in which Ms. Isidoro has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The text of Item 5.03 and of Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 16, 2025, following the certification by the independent inspector of elections of the Consent Solicitation, Article I, Section 1.2 of the Bylaws of the Company was amended to add the ability of stockholders of record who hold at least twenty-five percent (25%) in amount of the entire issued and outstanding capital stock of the Company to call a special meeting of stockholders of the Company.  Such provisions of the Bylaws had been removed by a prior amendment that was effective on February 4, 2025.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company's Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

The text of Item 5.02 and of Item 5.07 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 16, 2025, after completing the review and tabulation of consents submitted by the stockholders of Barnwell’s Common Stock that were delivered to the Company on May 13, 2025, the independent inspector of elections certified the following final results of the Consent Solicitation.

Proposal 1. The votes to repeal any amendment to the Company’s Bylaws that was made by the Board and became effective on or after February 4, 2025 and prior to such proposal becoming effective, were as follows:

Consent	% of Outstanding	Withholds Consent	Abstain
5,372,358	53.43	583,772	271,476

Proposal 2. The votes on the removal of Kenneth S. Grossman, Joshua S. Horowitz, Alexander C. Kinzler and Douglas N. Woodrum from the Board, along with each member of the Board, if any, appointed to the Board to fill any vacancy or newly created directorship since the election of directors at the Company's 2024 annual meeting of stockholders and immediately prior to the effectiveness of Proposal 2, were as follows:

	Consent	% of Outstanding	Withholds Consent	Abstain
Kenneth S. Grossman	4,953,567	49.27	1,272,839	1,200
Joshua S. Horowitz	4,780,811	47.55	1,340,807	105,988
Alexander C. Kinzler	5,372,358	53.44	854,048	1,200
Douglas N. Woodrum	5,602,667	55.73	622,589	2,350

Proposal 3. The votes on the election of James C. Cornell, Heather Isidoro, Stuart I. Oran, Ned L. Sherwood and Gregory W. Sullivan as directors to fill any vacancies on the Board resulting from Proposal 2 ((or if any Nominee becomes unable or unwilling to serve as a director of Barnwell Industries, Inc. or if the size of the Board is increased, in either case prior to the effectiveness of Proposal 3, any other person who is not a director, officer, employee or affiliate of the Sherwood Group, designated as a Nominee by the Sherwood Group, in each case, consistent with Delaware law and the Company's bylaws) until the 2026 annual meeting of the stockholders of the Company or his or her earlier resignation or removal, were as follows:

	Consent	% of Outstanding	Withholds Consent	Abstain
James C. Cornell	4,866,073	48.60	1,070,057	271,476
Heather Isidoro	5,372,832	53.44	583,298	271,476
Stuart I. Oran	4,885,922	48.60	1,070,208	271,476
Ned L. Sherwood	4,885,922	48.60	1,070,208	271,476
Gregory W. Sullivan	4,952,790	49.26	1,002,240	272,576

The text of Item 5.02 and of Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.07.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Barnwell Industries, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2025

BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Barnwell Industries, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)